SUPPLEMENT DATED JULY 7, 2000

                                       TO

                                  iSHARES, INC.

                                   PROSPECTUS

                                       AND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED DECEMBER 30, 1999

                            (AS REVISED MAY 22, 2000)

         THE INFORMATION IN THIS SUPPLEMENT UPDATES THE INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION OF ISHARES, INC., EACH DATED DECEMBER 30, 1999 (AS REVISED MAY 22, 2000).

AMEX LISTING OF ISHARES MSCI TAIWAN INDEX FUND AND COMMENCEMENT OF SALES TO THE PUBLIC

         The American Stock Exchange LLC has approved the listing of the iShares MSCI Taiwan Index Fund.

         Shares of the iShares MSCI Taiwan Index Fund began to be offered for sale to the public on June 23, 2000, and trade on the American Stock Exchange under the ticker symbol "EWT".

AMEX TRADING SYMBOL FOR THE ISHARES MSCI AUSTRIA INDEX FUND (EWO)

         The iShares MSCI Austria Index Fund trades on the American Stock Exchange under the ticker symbol "EWO", not under the ticker symbol "EAO" as stated on page 8 of the Prospectus.

THE ISHARES MSCI MALAYSIA (FREE) INDEX FUND HAS BEEN RE-OPENED

         Effective May 26, 2000, the iShares MSCI Malaysia (Free) Index Fund commenced offers of Creation Units of its iShares for U.S. dollars.

         The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia
(Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in that Fund's iShares trading close to their net asset value.

SPECIAL MEETINGS OF SHAREHOLDERS OF THE ISHARES MSCI CANADA, JAPAN AND UNITED KINGDOM INDEX FUNDS

         The shareholders of the MSCI Canada Index Fund approved a proposal on June 27, 2000 to change that fund from "diversified" to "non-diversified". Such change became effective immediately. As a consequence, the iShares MSCI Canada Index Fund is now subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus.

         Shareholders of the iShares MSCI Japan and United Kingdom Index Funds did not approve proposals to change the funds from "diversified" to "non-diversified" funds at special meetings that had been adjourned until July 3. Accordingly, these iShares MSCI Index Funds will continue to operate as diversified funds.

COMMENCEMENT OF SALES TO THE PUBLIC OF THE ISHARES MSCI BRAZIL (FREE), EMU, SOUTH AFRICA AND USA INDEX FUNDS

         Shares of the iShares MSCI Brazil (Free) and EMU Index Funds will be offered for sale to the public on a date to be announced in the Summer of 2000. Dates for the commencement of sales to the public of the iShares MSCI South Africa and USA Index Funds have yet to be determined. Shares of the iShares MSCI Brazil and EMU Index Funds have been approved for listing on the American Stock Exchange and trading of such shares is expected to commence on the day shares of the respective Index Funds are first offered to the public.